Capital City Bank Group, Inc.

Reports Third Quarter 2022 Results
TALLAHASSEE, Fla.

(October 25, 2022) – Capital City Bank Group, Inc. (NASDAQ: CCBG) today reported net income
attributable to common shareowners of $11.3

million, or $0.67 per diluted share, for the third quarter of 2022 compared to net income of $8.7 million, or $0.51 per diluted share, for the second quarter of 2022, and $10.1 million, or $0.60 per diluted share, for the third quarter of 2021.

For the first nine months of 2022, net income attributable to common shareowners totaled $28.5 million, or $1.68 per diluted share, compared to net income of $27.0 million, or $1.60 per diluted share, for the same period of 2021.

QUARTER HIGHLIGHTS (3rd Quarter 2022 versus 2nd Quarter 2022)
●
Continued strong growth

in net interest income of 18% - net interest

margin percentage

grew 44 bps to 3.31%
●
Solid loan growth of 6.0% (end of period) and

8.6% (average)
●
Continued strong credit

quality metrics – higher credit loss provision

driven primarily by loan growth
●
Noninterest income decreased

$2.0 million, or 7.9%, due to lower mortgage banking revenues at CCHL -- strong adjustable rate
portfolio production by CCHL contributed

to loan growth for the quarter
●
Noninterest expense decreased

$0.7 million, or 1.7%, primarily due to lower mortgage and wealth commissions,

partially offset
by higher performance-based compensation
●
Tangible

book value per share increased

$0.07, or 0.4%

“We continued

to see steady loan growth and margin expansion this quarter,

which contributed to nice improvement in our
operating leverage,” said William G. Smith,

Jr., Chairman, President and

CEO of Capital City Bank Group.

“I was particularly
pleased to see tangible book value growth and stable deposit balances, both current headwinds for the industry.

On a relative basis,
our residential mortgage business has held up well given the higher rate environment and slowdown in secondary market loan sales,
and we continued to use our balance sheet to book a steady flow of adjustable rate portfolio production,

which has contributed to
our earnings.

Our credit metrics remain strong,

and a large portion of our credit loss provision for the quarter was driven by loan
growth.

While the environment remains highly uncertain, I like our positioning, particularly,

the value that our core deposit
franchise should contribute in a higher rate environment.

I also feel good about our credit risk management discipline.

The team is
excited to open two new full-service offices in Watersound,

Florida and Marietta, Georgia in the fourth quarter

and to ramp up our
service to those communities.

As we plan for 2023, we are focused on strategies that will further diversify and grow our revenue
base, both product and geography,

and improve our efficiency.”

Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the third quarter of 2022 totaled $33.4 million, compared to $28.4 million for the second
quarter of 2022, and $27.7 million for the third quarter of 2021.

For the first nine months of 2022, tax-equivalent net interest income totaled $86.6 million compared to $78.4 million for the same period of 2021.

Compared to the referenced prior periods, the increase
primarily reflected strong loan growth, higher investment balances,

and higher rates across a majority of our earning assets.

Our net interest margin for the third quarter of 2022 was 3.31%, an increase of 44 basis points over the second quarter of 2022 and
33 basis points over the third quarter of 2021, both driven by higher interest rates and an overall improved earning asset mix.

For the
month of September 2022, our net interest margin

was 3.41%.

Excluding the impact of overnight funds in excess of $200 million, our net interest margin for the third quarter of 2022 was 3.54%.

Compared to the nine month period of 2021, the net interest margin remained flat at 2.91% as the favorable impact of higher interest rates and an improved earning asset mix offset the favorable impact
in 2021 from a significant level of SBA PPP fee income.

Provision for Credit Loss

es

We recorded

a provision for credit losses of $2.1 million for the third quarter of 2022 compared to $1.5 million in the second
quarter of 2022 and no provision for the third quarter of 2021.

For the first nine months of 2022, the provision was $3.6 million compared to a benefit of $1.6 million for the same period of 2021.

The higher level of provision compared to all prior periods was primarily attributable to strong loan growth.

The credit loss provision in 2021 was favorably impacted by strong loan recoveries.

We discuss the allowance

for credit losses further below.

Noninterest Income and Noninterest

Expense
Noninterest income for the third quarter of 2022 totaled $22.9 million compared to $24.9 million for the second quarter of 2022 and
$26.6

million for the third quarter of 2021.

The $2.0 million decrease from the second quarter of 2022 was primarily attributable to
lower mortgage banking revenues of $1.9 million.

Compared to the third quarter of 2021, the $3.6 million decrease was attributable to lower mortgage banking revenues of $5.2 million, partially offset by higher deposit fees of $0.9 million, other income of $0.3 million, and wealth management fees of $0.3 million.

For the first nine months of 2022, noninterest income totaled $73.7 million compared to $82.9 million for the same period of 2021 and reflected lower mortgage banking revenues of $17.5

million, partially offset by higher deposit fees of $3.0 million and wealth
management fees of $4.4 million (primarily insurance revenues of

$3.5 million and retail brokerage fees of $0.9 million).

Lower
mortgage banking revenues for 2022 reflected a reduction in refinancing activity and, to a lesser degree,

lower purchase mortgage
originations primarily driven by higher interest rates.

In addition, gain on sale margins have been pressured due to a lower level of governmental loan originations and mandatory delivery loan sales (both of which provide a higher gain on sale percentage).

During
2022, strong best efforts origination volume has allowed

us to book a steady flow of adjustable rate residential loans in our portfolio and has contributed to loan growth and earnings.

In addition, continued stability in our construction/permanent loan program has partially offset the slowdown in secondary market originations.

For 2022, Capital City Home Loans (CCHL) contributed $0.5
million ($0.03 per diluted share) to earnings versus $3.4 million ($0.21 per diluted share) in 2021, which has largely been offset

by
a $1.2 million ($0.07 per diluted share) contribution to earnings by Capital City Strategic

Wealth (CCSW) and

improvement in both
deposit fees and retail brokerage fees, which reflects our continued commitment to revenue diversification.
Noninterest expense for the third quarter of 2022 totaled $39.8 million compared to $40.5 million for the second quarter of 2022
and $39.7 million for the third quarter of 2021.

The $0.7 million decrease from the second quarter of 2022 was primarily attributable

to lower variable/performance-based compensation expense at CCHL and CCSW totaling

$1.5 million, partially offset
by variable/performance-based compensation of $0.6 million and base salaries (primarily annual merit raises) of $0.2 million at the
Bank.

Compared to the third quarter of 2021, the $0.1 million increase reflected higher other real estate expense of $1.0 million,
partially offset by lower compensation expense of $0.5

million and pension settlement expense of $0.4 million.

The higher level of
other real estate expense was attributable to a gain from the sale of a banking office in the third quarter of 2021.

The decrease in
compensation expense reflected lower variable/performance

-based compensation at CCHL totaling $1.6 million, partially offset by
higher variable/performance-based compensation of

$0.7 million and base salaries of $0.3 million at the Bank.

For the first nine months of 2022, noninterest expense totaled $119.5 million compared to $122.3 million for the same period of
2021 and reflected lower compensation expense of $1.7 million,

pension settlement expense of $2.0 million, and other expense of
$0.8 million, partially offset by higher other real estate expense of $1.4 million and occupancy expense of $0.3 million.

The
reduction in compensation expense was primarily due to lower variable

/performance-based compensation at CCHL totaling $7.0
million, partially offset by higher variable/performance-based compensation totaling $2.8 million, base salaries (merit and new market staffing additions) of $2.0 million, and

associate insurance expense (utilized self-insurance reserves in 2021) of $0.6 million at the Bank.

A lower level of lump sum retirement payments drove the decrease in pension settlement expense compared to both
prior year periods.

We expect additional

pension settlement expense for the remainder of 2022 based on our current estimate of lump sum pension pay-outs to retirees.

The net $0.8 million decrease in other expense reflected lower pension plan expense (non-
service component) of $3.7 million that was partially offset by higher advertising and travel/entertainment expense totaling $1.0 million (return to pre-pandemic levels and market expansion), mortgage servicing right amortization of $0.6

million at CCHL,

other
losses of $0.5 million (debit card fraud), and other miscellaneous expenses related to training, hiring, and variable loan related costs.

The sale of two banking offices in 2021 drove the increase in other real estate expense.
Income Taxes
We realized income

tax expense of $3.1 million (effective rate of 21.4%) for the third quarter of 2022 compared to $2.2 million
(effective rate of 19.4%) for the second quarter of 2022

and $2.9 million (effective rate of 20.3%) for the third quarter of 202

1.

For
the first nine months of 2022, we realized income

tax expense of $7.5 million (effective rate of 20.3%) compared to $7.8 million
(effective rate of 19.4%) for the same period of 2021.

Absent discrete items, we expect our annual effective tax rate to approximate
21%.

Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $4.010 billion for the third quarter of 2022, an increase of $35.7 million, or 0.9%, over the second
quarter of 2022, and an increase of $218.6 million, or 5.8%, over the fourth quarter of 2021.

The increase over both prior periods
was primarily driven by higher deposit balances (see below – Funding
).

The mix of earning assets continues to improve driven by
strong loan growth.
We maintained

an average net overnight funds (interest bearing deposits with banks plus FED funds sold less FED funds purchased)
sold position of $570.0 million in the third quarter of 2022 compared to $691.9 million in the second quarter of 2022

and $789.1
million in the fourth quarter of 2021. The declining overnight funds position reflects growth in average loans.

Average loans

held for investment (“HFI”) increased $179.4 million, or 8.6%, over the second quarter of

2022 and increased $315.8
million, or 16.2%, over the fourth quarter of 2021.

Period end loans increased $132.5 million, or 6.0%, over the second quarter of
2022 and $414.7 million, or 21.5%, over the fourth quarter of 2021.

The growth in 2022 has been broad based with increases
realized in all loan categories, more significantly,

residential mortgage, residential construction and commercial real estate.

The
slowdown in secondary market residential loan sales has allowed us to book a steady flow of CCHL’s

adjustable rate production in
our loan portfolio through 2022.
Allowance for Credit Losses
At September 30, 2022, the allowance for credit losses for HFI loans totaled $22.5 million compared to $21.3 million at June 30,
2022 and $21.6 million at December 31, 2021.

Activity within the allowance is provided on Page 9.

The $1.2 million increase in
the allowance for the third quarter was driven by incremental reserves needed for loan growth and, to a lesser extent, a higher
projected rate of unemployment and its potential effect

on rates of default.

Net charge-offs decreased $0.4 million to $0.7 million
for the third quarter of 2022.

At September 30, 2022, the allowance represented 0.96% of HFI loans and provided coverage of
964% of nonperforming loans compared to 0.96% and 678%, respectively,

at June 30, 2022, and 1.12% and 500%, respectively,

at
December 31, 2021.
Credit Quality
Overall credit quality remains strong.

Nonperforming assets (nonaccrual loans and other real estate) totaled $2.

4

million at
September 30, 2022 compared to $3.2 million at June 30, 2022 and $4.3 million at December 31, 2021.

At September 30, 2022,
nonperforming assets as a percent of total assets equaled 0.06%, compared to 0.07% at June 30, 2022 and 0.10% at December 31,
2021.

Nonaccrual loans totaled $2.4

million at September 30, 2022, a $0.7 million decrease from June 30, 2022 and a $1.9 million
decrease from December 31, 2021.

Further, classified loans increased $1.4 million ove

r

the second quarter of 2022 to $21.0 million.

Funding (Deposits/Debt)
Average total

deposits were $3.770 billion for the third quarter of 2022, an increase of $4.5 million,

or 0.1%, over the second
quarter of 2022 and $220.7 million, or 6.2%, over the fourth quarter of 2021.

Compared to the second quarter of 2022, the increase
reflected higher noninterest bearing and savings balances.

Compared to the fourth quarter of 2021, we have had strong growth in our noninterest bearing deposits,

NOW accounts, and savings account balances.

Over the past few years,

we have experienced
strong core deposit growth. We

continue to closely monitor our cost of deposits and deposit mix as we manage through this rising
rate environment.

It is anticipated that liquidity levels will remain strong given our current level of overnight funds.

Average borrowings

increased $14.9 million over the second quarter of 2022, primarily due to an increase in short-term repurchase
agreements and CCHL’s

warehouse line.

Capital
Shareowners’ equity was $373.2 million at September 30, 2022 compared to $371.7 million at June 30, 2022

and $383.2 million at
December 31, 2021.

For the first nine months of 2022, shareowners’ equity was positively impacted by net income attributable to
common shareowners of $28.5 million, a $3.3 million increase in the fair value of the interest rate swap related to subordinated debt, stock compensation accretion of $0.9 million, net adjustments totaling

$0.8 million related to transactions under our stock
compensation plans, and a $0.4 million decrease in the accumulated other comprehensive loss for our pension plan.

Shareowners’
equity was reduced by common stock dividends

of $8.3 million ($0.49 per share) and a $35.6 million increase in the unrealized loss on investment securities.

At September 30, 2022, our total risk-based capital ratio was 15.75%

compared to 16.07% at June 30, 2022 and 17.15% at
December 31, 2021.

Our common equity tier 1 capital ratio was 12.83%, 13.07%, and 13.86%, respectively,

on these dates.

Our
leverage ratio was 8.91%, 8.77%, and 8.95%, respectively,

on these dates.

Further, our tangible common equity ratio was 6.61%

at
September 30, 2022 compared to 6.54% and 6.95% at June 30, 2022 and December

31, 2021, respectively.

The decline in our
regulatory capital ratios compared to 2021 was attributable to strong loan growth during 2022.

At September 30, 2022, all of our
regulatory capital ratios exceeded the threshold to be designated as “well-capitalized”

under the Basel III capital standards.

About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.3 billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards,

securities brokerage services and
financial advisory services, including the sale of life insurance, risk management and asset protection services.

Our bank
subsidiary, Capital City Bank,

was founded in 1895 and now has 57 banking offices and 86 ATMs/ITMs in Florida, Georgia and
Alabama.

For more information about Capital City Bank Group, Inc., visit www.ccbg.com

.
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The following factors, among others, could cause our actual results to differ: fluctuations in inflation, interest rates, or monetary policies; the accuracy of the our financial statement estimates and
assumptions; legislative or regulatory changes; the effects of security breaches and computer viruses that may affect our computer
systems; fraud related to debit card products; changes in consumer spending and savings habits; our growth and profitability; the
strength of the U.S. economy and the local economies where we conduct operations;

the effects of a non-diversified loan portfolio,
including the risks of geographic and industry concentrations; natural disasters, widespread health emergencies, military conflict,
terrorism or other geopolitical events; changes in the stock market and other capital and real estate markets; customer acceptance of third-party products and services; increased competition and its effect on pricing; negative publicity and the impact on our
reputation; technological changes, especially changes that allow out of market competitors to compete in our markets; changes in
accounting; risks from the ongoing COVID-19 pandemic; and our ability to manage the risks involved in the foregoing.

Additional
factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and our other filings with the
SEC, which are available at the SEC’s internet

site (http://www.sec.gov).

Forward-looking statements in this Press Release speak
only as of the date of the Press Release, and we assume no obligation to update forward-looking statements or the reasons why actual
results could differ.
USE OF NON-GAAP FINANCIAL MEASURES
We present a

tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these

measures are useful to investors because it allows
investors to more easily compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Sep 30, 2022 Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 Sep 30, 2021
Shareowners' Equity (GAAP) $ 373,165 $ 371,675 $ 372,145 $ 383,166 $ 348,868
Less: Goodwill and Other Intangibles (GAAP) 93,133 93,173 93,213 93,253 93,293
Tangible Shareowners' Equity (non-GAAP) A 280,032 278,502 278,932 289,913 255,575
Total Assets (GAAP) 4,332,671 4,354,297 4,310,045 4,263,849 4,048,733
Less: Goodwill and Other Intangibles (GAAP) 93,133 93,173 93,213 93,253 93,293
Tangible Assets (non-GAAP) B $ 4,239,538 $ 4,261,124 $ 4,216,832 $ 4,170,596 $ 3,955,440
Tangible Common Equity Ratio (non-GAAP) A/B 6.61% 6.54% 6.61% 6.95% 6.46%
Actual Diluted Shares Outstanding (GAAP) C 16,998,177 16,981,614 16,962,362 16,935,389 16,911,715
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 16.47 $ 16.40 $ 16.44 $ 17.12 $ 15.11

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Nine Months Ended
(Dollars in thousands, except per share data) Sep 30, 2022 Jun 30, 2022 Sep 30, 2021 Sep 30, 2022 Sep 30, 2021
EARNINGS
Net Income Attributable to Common Shareowners $ 11,315 $ 8,713 $ 10,091 $ 28,483 $ 27,024
Diluted Net Income Per Share $ 0.67 $ 0.51 $ 0.60 $ 1.68 $ 1.60
PERFORMANCE
Return on Average Assets 1.03% 0.81% 0.99% 0.88% 0.92%
Return on Average Equity 11.83 9.36 11.72 10.05 10.87
Net Interest Margin 3.31 2.87 2.98 2.91 2.91
Noninterest Income as % of Operating Revenue 40.76 46.78 48.99 46.03 51.47
Efficiency Ratio 70.66% 75.96% 73.09% 74.60% 75.83%
CAPITAL ADEQUACY
Tier 1 Capital

14.80% 15.13% 15.69% 14.80% 15.69%
Total Capital

15.75 16.07 16.70 15.75 16.70
Leverage

8.91 8.77 9.05 8.91 9.05
Common Equity Tier 1 12.83 13.07 13.45 12.83 13.45
Tangible Common Equity
(1)
6.61 6.54 6.46 6.61 6.46
Equity to Assets 8.61% 8.54% 8.62% 8.61% 8.62%
ASSET QUALITY
Allowance as % of Non-Performing Loans 934.53% 677.57% 710.39% 934.53% 710.39%
Allowance as a % of Loans HFI 0.96 0.96 1.11 0.96 1.11
Net Charge-Offs as % of Average Loans HFI 0.12 0.22 0.03 0.17 (0.05)
Nonperforming Assets as % of Loans HFI and OREO 0.10 0.15 0.17 0.10 0.17
Nonperforming Assets as % of Total Assets 0.06% 0.07% 0.08% 0.06% 0.08%
STOCK PERFORMANCE
High

$ 33.93 $ 28.55 $ 26.10 $ 33.93 $ 28.98
Low 27.41 24.43 22.02 24.43 21.42
Close $ 31.11 $ 27.89 $ 24.74 $ 31.11 $ 24.74
Average Daily Trading Volume 30,546 25,342 30,515 26,677 29,925
(1)

Tangible common equity ratio is a non-GAAP financial measure.

For additional information, including a
reconciliation to GAAP, refer to Page 4.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2022 2021
(Dollars in thousands) Third Quarter Second Quarter First Quarter Fourth Quarter Third Quarter
ASSETS
Cash and Due From Banks $ 72,686 $ 91,209 $ 77,963 $ 65,313 $ 73,132
Funds Sold and Interest Bearing Deposits 497,679 603,315 790,465 970,041 708,988
Total Cash and Cash Equivalents 570,365 694,524 868,428 1,035,354 782,120
Investment Securities Available for Sale 416,745 601,405 624,361 654,611 645,844
Investment Securities Held to Maturity 676,178 528,258 518,678 339,601 341,228
Other Equity Securities 1,349 900 855 861 -

Total Investment Securities
1,094,272 1,130,563 1,143,894 995,073 987,072
Loans Held for Sale

50,304 48,708 50,815 52,532 77,036
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 246,304 247,902 230,213 223,086 218,929
Real Estate - Construction 237,718 225,664 174,293 174,394 177,443
Real Estate - Commercial 715,870 699,093 669,110 663,550 683,379
Real Estate - Residential 573,963 478,121 368,020 346,756 355,958
Real Estate - Home Equity 202,512 194,658 188,174 187,821 187,642
Consumer 347,949 359,906 347,785 321,511 309,983
Other Loans 20,822 6,854 6,692 13,265 6,792
Overdrafts 1,047 1,455 1,222 1,082 1,299
Total Loans Held for Investment 2,346,185 2,213,653 1,985,509 1,931,465 1,941,425
Allowance for Credit Losses (22,510) (21,281) (20,756) (21,606) (21,500)
Loans Held for Investment, Net 2,323,675 2,192,372 1,964,753 1,909,859 1,919,925
Premises and Equipment, Net 81,736 82,932 82,518 83,412 84,750
Goodwill and Other Intangibles 93,133 93,173 93,213 93,253 93,293
Other Real Estate Owned 13 90 17 17 192
Other Assets 119,173 111,935 106,407 94,349 104,345
Total Other Assets 294,055 288,130 282,155 271,031 282,580
Total Assets $ 4,332,671 $ 4,354,297 $ 4,310,045 $ 4,263,849 $ 4,048,733
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,737,046 $ 1,724,671 $ 1,704,329 $ 1,668,912 $ 1,592,345
NOW Accounts 990,021 1,036,757 1,062,498 1,070,154 926,201
Money Market Accounts 292,932 289,337 288,877 274,611 286,065
Regular Savings Accounts 646,526 639,594 614,599 599,811 559,714
Certificates of Deposit 92,853 95,899 95,204 99,374 101,637
Total Deposits 3,759,378 3,786,258 3,765,507 3,712,862 3,465,962
Short-Term Borrowings 52,271 39,463 30,865 34,557 51,410
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 562 612 806 884 1,610
Other Liabilities 84,657 93,319 77,323 67,735 113,720
Total Liabilities 3,949,755 3,972,539 3,927,388 3,868,925 3,685,589
Temporary Equity 9,751 10,083 10,512 11,758 14,276
SHAREOWNERS' EQUITY
Common Stock 170 170 169 169 169
Additional Paid-In Capital 36,234 35,738 35,188 34,423 33,876
Retained Earnings 384,964 376,532 370,531 364,788 359,550
Accumulated Other Comprehensive Loss, Net of Tax (48,203) (40,765) (33,743) (16,214) (44,727)
Total Shareowners' Equity 373,165 371,675 372,145 383,166 348,868
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,332,671 $ 4,354,297 $ 4,310,045 $ 4,263,849 $ 4,048,733
OTHER BALANCE SHEET DATA
Earning Assets $ 3,988,440 $ 3,996,238 $ 3,970,684 $ 3,949,111 $ 3,714,521
Interest Bearing Liabilities 2,128,052 2,154,549 2,145,736 2,132,278 1,979,524
Book Value Per Diluted Share $ 21.95 $ 21.89 $ 21.94 $ 22.63 $ 20.63
Tangible Book Value

Per Diluted Share
(1)
16.47 16.40 16.44 17.12 15.11
Actual Basic Shares Outstanding 16,962 16,959 16,948 16,892 16,878
Actual Diluted Shares Outstanding 16,998 16,982 16,962 16,935 16,912
(1)

Tangible book value per diluted share is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to Page 4.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2022 2021 September 30,
(Dollars in thousands, except per share data)
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter 2022 2021
INTEREST INCOME
Loans, including Fees $ 27,761 $ 24,072 $ 22,133 $ 22,744 $ 25,885 $ 73,966 $ 73,817
Investment Securities 4,372 3,840 2,896 2,505 2,350 11,108 6,287
Federal Funds Sold and Interest Bearing Deposits 3,231 1,408 409 300 285 5,048 698
Total Interest Income 35,364 29,320 25,438 25,549 28,520 90,122 80,802
INTEREST EXPENSE
Deposits 1,052 266 224 213 210 1,542 626
Short-Term Borrowings 536 343 192 307 317 1,071 1,053
Subordinated Notes Payable 443 370 317 306 307 1,130 922
Other Long-Term Borrowings 6 8 9 12 14 23 51
Total Interest Expense 2,037 987 742 838 848 3,766 2,652
Net Interest Income 33,327 28,333 24,696 24,711 27,672 86,356 78,150
Provision for Credit Losses 2,099 1,542 - - - 3,641 (1,553)
Net Interest Income after Provision for Credit Losses 31,228 26,791 24,696 24,711 27,672 82,715 79,703
NONINTEREST INCOME
Deposit Fees 5,947 5,447 5,191 5,300 5,075 16,585 13,582
Bank Card Fees 3,860 4,034 3,763 3,872 3,786 11,657 11,402
Wealth Management Fees 3,937 4,403 6,070 3,706 3,623 14,410 9,987
Mortgage Banking Revenues 7,116 9,065 8,946 9,800 12,283 25,127 42,625
Other

2,074 1,954 1,848 1,994 1,807 5,876 5,277
Total Noninterest Income 22,934 24,903 25,818 24,672 26,574 73,655 82,873
NONINTEREST EXPENSE
Compensation 24,738 25,383 24,856 24,783 25,245 74,977 76,687
Occupancy, Net 6,153 6,075 6,093 5,960 6,032 18,321 17,972
Other Real Estate, Net (92) (29) 25 26 (1,126) (96) (1,514)
Pension Settlement 102 169 209 572 500 480 2,500
Other

8,909 8,900 8,050 8,866 9,051 25,859 26,656
Total Noninterest Expense 39,810 40,498 39,233 40,207 39,702 119,541 122,301
OPERATING PROFIT 14,352 11,196 11,281 9,176 14,544 36,829 40,275
Income Tax Expense 3,074 2,177 2,235 2,040 2,949 7,486 7,795
Net Income 11,278 9,019 9,046 7,136 11,595 29,343 32,480
Pre-Tax Income Attributable to Noncontrolling Interest 37 (306) (591) (764) (1,504) (860) (5,456)
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 11,315 $ 8,713 $ 8,455 $ 6,372 $ 10,091 $ 28,483 $ 27,024
PER COMMON SHARE
Basic Net Income $ 0.67 $ 0.51 $ 0.50 $ 0.38 $ 0.60 $ 1.68 $ 1.60
Diluted Net Income 0.67 0.51 0.50 0.38 0.60 1.68 1.60
Cash Dividend

$ 0.17 $ 0.16 $ 0.16 $ 0.16 $ 0.16 $ 0.49 $ 0.46
AVERAGE

SHARES
Basic

16,960 16,949 16,931 16,880 16,875 16,947 16,857
Diluted

16,996 16,971 16,946 16,923 16,909 16,973 16,886

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2022 2021 September 30,
(Dollars in thousands, except per share data)
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter 2022 2021
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 21,281 $ 20,756 $ 21,606 $ 21,500 $ 22,175 $ 21,606 $ 23,816
Provision for Credit Losses 1,931 1,670 (79) 200 (546) 3,522 (3,042)
Net Charge-Offs (Recoveries) 702 1,145 771 94 129 2,618 (726)
Balance at End of Period $ 22,510 $ 21,281 $ 20,756 $ 21,606 $ 21,500 $ 22,510 $ 21,500
As a % of Loans HFI 0.96% 0.96% 1.05% 1.12% 1.11% 0.96% 1.11%
As a % of Nonperforming Loans 934.53% 677.57% 760.83% 499.93% 710.39% 934.53% 710.39%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 2,853 $ 2,976 $ 2,897 $ 3,117 $ 2,587 $ 2,897 $ 1,644
Provision for Credit Losses

159 (123) 79 (220) 530 115 1,473
Balance at End of Period
(1)
3,012 2,853 2,976 2,897 3,117 3,012 3,117
ACL - DEBT SECURITIES
Provision for Credit Losses

$ 9 $ (5) $ - $ 20 $ 16 $ 4 $ 16
CHARGE-OFFS
Commercial, Financial and Agricultural $ 2 $ 1,104 $ 73 $ 101 $ 37 $ 1,179 $ 138
Real Estate - Construction - - - - - - -
Real Estate - Commercial 1 - 266 - 405 267 405
Real Estate - Residential - - - 20 17 - 88
Real Estate - Home Equity - - 33 9 15 33 94
Consumer 770 533 622 254 221 1,925 1,015
Overdrafts 989 660 780 678 1,093 2,429 2,025
Total Charge-Offs $ 1,762 $ 2,297 $ 1,774 $ 1,062 $ 1,788 $ 5,833 $ 3,765
RECOVERIES
Commercial, Financial and Agricultural $ 58 $ 59 $ 165 $ 148 $ 66 $ 282 $ 305
Real Estate - Construction 2 - 8 - 10 10 10
Real Estate - Commercial 8 56 29 25 169 93 840
Real Estate - Residential 44 115 27 33 401 186 720
Real Estate - Home Equity 22 67 58 173 46 147 240
Consumer 260 453 183 214 334 896 977
Overdrafts 666 402 533 375 633 1,601 1,399
Total Recoveries $ 1,060 $ 1,152 $ 1,003 $ 968 $ 1,659 $ 3,215 $ 4,491
NET CHARGE-OFFS (RECOVERIES) $ 702 $ 1,145 $ 771 $ 94 $ 129 $ 2,618 $ (726)
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.12% 0.22% 0.16% 0.02% 0.03% 0.17% (0.05)%
CREDIT QUALITY
Nonaccruing Loans $ 2,409 $ 3,141 $ 2,728
$
4,322 $ 3,026
Other Real Estate Owned 13 90 17 17 192
Total Nonperforming Assets ("NPAs") $ 2,422 $ 3,231 $ 2,745
$
4,339 $ 3,218
Past Due Loans 30-89 Days

$ 6,263 $ 3,554 $ 3,120
$
3,600 $ 3,360
Past Due Loans 90 Days or More - - - - -
Classified Loans 20,988 19,620 22,348 17,912 16,310
Performing Troubled Debt Restructurings $ 6,261 $ 6,728 $ 7,304
$
7,643 $ 7,919
Nonperforming Loans as a % of Loans HFI 0.10% 0.14% 0.14% 0.22% 0.16%
NPAs as a % of Loans HFI and Other Real Estate 0.10% 0.15% 0.14% 0.22% 0.17%
NPAs as a % of

Total Assets
0.06% 0.07% 0.06% 0.10% 0.08%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
Third Quarter 2022 Second Quarter 2022 First Quarter 2022 Fourth Quarter 2021 Third Quarter 2021 Sep 2022 YTD Sep 2021 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 55,164 $ 486 4.82% $ 52,860 $ 711 4.44% $ 43,004 $ 397 3.19% $ 62,809 522 3.29% $ 67,753 $ 497 2.91% $ 50,387 $ 1,594 4.23% $ 83,558 $ 2,033 3.24%
Loans Held for Investment
(1)
2,264,075 27,354 4.76 2,084,679 23,433 4.53 1,963,578 21,811 4.52 1,948,324 22,296 4.54 1,974,132 25,458 5.12 2,105,211 72,598 4.61 2,018,168 72,036 4.76
Investment Securities
Taxable Investment Securities 1,117,789 4,359 1.55 1,142,269 3,834 1.34 1,056,736 2,889 1.10 987,700 2,493 1.00 904,962 2,333 1.03 1,105,822 11,082 1.34 708,606 6,232 1.17
Tax-Exempt Investment Securities
(1)
2,939 17 2.30 2,488 10 1.73 2,409 10 1.60 3,380 17 2.07 4,332 25 2.31 2,614 37 1.90 3,904 73 2.49
Total Investment Securities 1,120,728 4,376 1.55 1,144,757 3,844 1.34 1,059,145 2,899 1.10 991,080 2,510 1.01 909,294 2,358 1.03 1,108,436 11,119 1.34 712,510 6,305 1.18
Federal Funds Sold and Interest Bearing
Deposits 569,984 3,231 2.25 691,925 1,408 0.82 873,097 409 0.19 789,100 300 0.15 741,944 285 0.15 710,559 5,048 0.95 791,466 698 0.12
Total Earning Assets 4,009,951 $ 35,447 3.51% 3,974,221 $ 29,396 2.97% 3,938,824 $ 25,516 2.63% 3,791,313 $ 25,628 2.68% 3,693,123 $ 28,598 3.07% 3,974,593 $ 90,359 3.04% 3,605,702 $ 81,072 3.01%
Cash and Due From Banks 79,527 79,730 74,253 73,752 72,773 77,856 71,956
Allowance for Credit Losses (21,509) (20,984) (21,655) (22,127) (22,817) (21,382) (23,241)
Other Assets 289,709 288,421 275,353 284,999 283,534 284,546 281,162
Total Assets $ 4,357,678 $ 4,321,388 $ 4,266,775 $ 4,127,937 $ 4,026,613 $ 4,315,613 $ 3,935,579
LIABILITIES:
Interest Bearing Deposits
NOW Accounts $ 1,016,475 $ 868 0.34% $ 1,033,190 $ 120 0.05% $ 1,079,906 $ 86 0.03% $ 963,778 $ 72 0.03% $ 945,788 $ 72 0.03% $ 1,042,958 $ 1,074 0.14% $ 965,839 $ 222 0.03%
Money Market Accounts 288,758 71 0.10 286,210 36 0.05 285,406 33 0.05 289,335 34 0.05 282,860 34 0.05 286,804 140 0.07 274,990 100 0.05
Savings Accounts 643,640 80 0.05 628,472 77 0.05 599,359 72 0.05 573,563 71 0.05 551,383 68 0.05 623,986 229 0.05 524,710 192 0.05
Time Deposits 94,073 33 0.14 95,132 33 0.14 97,054 33 0.14 101,037 36 0.14 102,765 36 0.14 95,408 99 0.14 102,619 112 0.15
Total Interest Bearing Deposits 2,042,946 1,052 0.20% 2,043,004 266 0.05% 2,061,725 224 0.04% 1,927,713 213 0.04% 1,882,796 210 0.04% 2,049,156 1,542 0.10% 1,868,158 626 0.04%
Short-Term Borrowings 46,679 536 4.56% 31,782 343 4.33% 32,353 192 2.40% 46,355 307 2.63% 49,773 317 2.53% 36,991 1,071 3.87% 55,923 1,053 2.52%
Subordinated Notes Payable 52,887 443 3.28 52,887 370 2.76 52,887 317 2.40 52,887 306 2.26 52,887 307 2.27 52,887 1,130 2.82 52,887 922 2.30
Other Long-Term Borrowings 580 6 4.74 722 8 4.54 833 9 4.49 1,414 12 3.50 1,652 14 3.37 710 23 4.58 2,046 51 3.29
Total Interest Bearing Liabilities 2,143,092 $ 2,037 0.38% 2,128,395 $ 987 0.19% 2,147,798 $ 742 0.14% 2,028,369 $ 838 0.16% 1,987,108 $ 848 0.17% 2,139,744 $ 3,766 0.24% 1,979,014 $ 2,652 0.18%
Noninterest Bearing Deposits 1,726,918 1,722,325 1,652,337 1,621,432 1,564,892 1,700,800 1,490,787
Other Liabilities 98,501 87,207 72,166 114,657 112,707 86,055 110,526
Total Liabilities 3,968,511 3,937,927 3,872,301 3,764,458 3,664,707 3,926,599 3,580,327
Temporary Equity 9,862 10,096 10,518 13,339 20,446 10,156 22,920
SHAREOWNERS' EQUITY: 379,305 373,365 383,956 350,140 341,460 378,858 332,332
Total Liabilities, Temporary

Equity and
Shareowners' Equity $ 4,357,678 $ 4,321,388 $ 4,266,775 $ 4,127,937 $ 4,026,613 $ 4,315,613 $ 3,935,579
Interest Rate Spread $ 33,410 3.13% $ 28,409 2.78% $ 24,774 2.49% $ 24,790 2.52% $ 27,750 2.91% $ 86,593 2.80% $ 78,420 2.83%
Interest Income and Rate Earned
(1)
35,447 3.51 29,396 2.97 25,516 2.63 25,628 2.68 28,598 3.07 90,359 3.04 81,072 3.01
Interest Expense and Rate Paid
(2)
2,037 0.20 987 0.10 742 0.08 838 0.09 848 0.09 3,766 0.13 2,652 0.10
Net Interest Margin $ 33,410 3.31% $ 28,409 2.87% $ 24,774 2.55% $ 24,790 2.60% $ 27,750 2.98% $ 86,593 2.91% $ 78,420 2.91%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.